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                                                                      EXHIBIT 24




                                POWER OF ATTORNEY
                     WITH RESPECT TO REGISTRATION STATEMENT
                     COVERING COMMON STOCK AND CLASS B STOCK
                          ISSUED BY FORD MOTOR COMPANY


         Each of the undersigned, a director, officer or employee of FORD MOTOR COMPANY (the "Company"), appoints each of Peter J. Sherry, Jr., L. J. Ghilardi,
K. S. Lamping, M. F. Marecki, D. J. Cropsey, and E.J. Lukas his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to register the above-captioned securities for issuance and exchange under, and otherwise to comply with, the Securities Act of 1933 and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, including but not limited to, power and authority to sign his or her name (whether on behalf of the Company, or otherwise) to a Registration Statement and any amendments thereto, or any of the exhibits, financial statements and schedules, or the prospectuses, filed therewith, and to file them with the Commission, all as authorized at a meeting of the Board of Directors of the Company held on May 10, 2000. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         Each of the undersigned has signed his or her name as of the 10th day of May, 2000.



/s/William Clay Ford, Jr                            /s/Jacques A. Nasser
------------------------                            --------------------------
(William Clay Ford, Jr.)                            (Jacques A. Nasser)


/s/Michael D. Dingman                               /s/Edsel B. Ford II
------------------------                            --------------------------
(Michael D. Dingman)                                (Edsel B. Ford II)

/s/ William Clay Ford                               /s/Irvine O. Hockaday, Jr.
------------------------                            --------------------------
(William Clay Ford)                                 (Irvine O. Hockaday, Jr.)


/s/Marie-Josee Kravis                               /s/Ellen R. Marram
------------------------                            --------------------------
(Marie-Josee Kravis)                                (Ellen R. Marram)


/s/Homer A. Neal                                    /s/Jorma J. Ollila
------------------------                            -------------------------
(Homer A. Neal)                                     (Jorma J. Ollila)


/s/Carl E. Reichardt                                /s/Robert E. Rubin
------------------------                            ------------------------
(Carl E. Reichardt)                                 (Robert E. Rubin)


/s/John L. Thornton                                 /s/Henry D.G. Wallace
------------------------                            ------------------------
(John L. Thornton)                                  (Henry D.G. Wallace)


/s/William A. Swift
------------------------
(William A. Swift)